                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 15, 2001



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                                     0-25762                         54-1719855
------------------------------------               ----------------                 --------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                         23060
--------------------------------------------------                                  --------------------
   (Address of principal executive offices)                                              (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS
            The April 2001 monthly Certificateholder's Statements to investors were distributed May 15, 2001.


ITEM 7 (C). EXHIBITS

            The following are filed as exhibits to this Report under
Exhibit 20:

            1.  April performance Summary
            2. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of April 2001.
            3. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of April 2001.
            4. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of April 2001.
            5. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of April 2001.
            6. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of April 2001.
            7. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of April 2001.
            8. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of April 2001.
            9. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of April 2001.
            10. Series 1999-1 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            11. Series 1999-2 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            12. Series 1999-3 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            13. Series 2000-1 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            14. Series 2000-2 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            15. Series 2000-3 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            16. Series 2000-4 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            17. Series 2000-5 Class A and Class B Certificateholder's Statements
                for the month of April 2001

            18. Series 2001-1 Class A and Class B Certificateholder's Statements
                for the month of April 2001
            19. Trust Excess Spread Analysis



                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                            CAPITAL ONE MASTER TRUST

                            By:    CAPITAL ONE BANK
                                   Servicer


                            By:     /s/David M. Willey
                                   -----------------------------------
                                   David M. Willey
                                   Senior Vice President of Corporate
                                   Financial Management
Date:  May 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                  ------------



                                    EXHIBITS

                                       TO

                                   FORM 8-K/A




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        ------------
     1                April performance Summary                                           07

     2                Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     09

     3                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     11

     4                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     13

     5                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     15

     6                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     17

     7                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     20

     8                Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     23

     9                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     26

     10               Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     29

     11               Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     31

     12               Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     33

     13               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     35

     14               Series 2000-2 Class A and Class B Certificate-

                                                                    Page 5 of 47


                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        ------------

                      holder's Statements for the month of April 2001                     37

     15               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     39

     16               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     41

     17               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     43

     18               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of April 2001                     45

     19               Trust Excess Spread Analysis                                        47

                                                                    Page 6 of 47